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                                                                 EXHIBIT 10.1



                   HCA 2006 DIRECTOR FEES/COMPENSATION POLICY

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          HCA BOD PAY ELEMENT                          RECOMMENDATIONS
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
Annual Retainer                           -  $55,000 base value
                                          -  Choice of cash, restricted stock (RS),
                                             or restricted share units (RSUs)
                                               - 25% premium for RS or RSUs with
                                                 2-year cliff vesting
                                               - Pro-rata acceleration upon death
                                                 or disability
                                               - Immediate forfeiture of RS or
                                                 RSUs upon voluntary or involuntary
                                                 termination
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Board Meeting Fees                        -  $2,000 per meeting
                                               - Paid in cash
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Committee Member Retainer (annual)        -  $3,000 per Committee
                                               - Same choices as annual retainer
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Committee Meeting Fees                    -  $1,500 per meeting
(all members)                                  - Paid in cash
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Committee Chair Retainer (annual)
    -  Audit                              -  $20,000
                                               - Same choices as annual retainer
    -  All Other                          -  $10,000
                                               - Same choices as annual retainer
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Presiding Director Retainer (annual)      -  $10,000
                                               - Same choices as annual retainer
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Long-Term Incentives (ongoing)            -  $100,000 Black-Scholes value delivered
                                             in stock options upon re-election to
                                             the Board
                                               - 10-year term
                                               - Vest 20% per year, with 1st year
                                                 vesting immediately
                                               - Immediate vesting upon
                                                 termination due to change in
                                                 control, death, disability, or
                                                 retirement
                                               - Immediate forfeiture of vested
                                                 and unvested options upon
                                                 termination due to cause
                                               - Immediate forfeiture of unvested
                                                 options at voluntary or
                                                 involuntary termination
                                               - Ability to exercise options
                                                 within 1 year of termination due
                                                 to death or disability and within
                                                 3 years of retirement
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Long-Term Incentives (initial)            -  5,000 Restricted Shares, upfront
                                             grant for new Directors only
                                               - 3-year ratable vesting
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